UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

              Date of Event Requiring Report: January 31, 2001
                                             -----------------


                       AMERIRESOURCE TECHNOLOGIES, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)

              0-20033                          84-1084784
      (Commission File Number)      (IRS Employer Identification Number)


          4445 South Jones Blvd., Suite 2, Las Vegas , Nevada 89103
          ---------------------------------------------------------
                   (Address of principal executive offices)

                                ( 702 ) 362-9284
                               -----------------
             (Registrant=s telephone number, including area code)

Item 5.           Other Events

      On January 31, 2001, AmeriResource Technologies, Inc. (the "Company") rewarded Delmar A. Janovec and Rod Clawson for their services over several years by granting them 30,500,000 and 17,000,000 shares of the Company's common stock as a bonus. Neither Janovec nor Clawson had ever received a bonus from the Company for their services to the Company, despite both having served for the Company since at least 1994

      On February 20, 2001, the Company filed a Post Effective Amendment to its Form S-8, file number 333-71343, containing a Reoffer Prospectus for the shares granted to Janovec and Clawson.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated this 21st day of February 2001.

                        AmeriResource Technologies, Inc.



                             By: /s/ Delmar Janovec
                                    -------------------------------------
                                    AmeriResource Technologies, Inc.
                                    By: Delmar Janovec, CEO